UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 11, 2007
__________________________

FP TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

181 Wells Avenue, Suite 100, Newton, Massachusetts 02459
(Address of Principal Executive Offices) (Zip Code)

(617) 928-6001
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 15, 2007, the Board of Directors of FP Technology, Inc., a Delaware corporation (the “Company”), resolved to pay to director Mark Campion, effective April 2, 2007, a special director fee of $20,000 in recognition of his work as a director in connection with the preparation of financial statements and periodic filings by Company management.

Item 2.02 Results of Operations and Financial Conditions

The Company is filing as Exhibit 99.1 to this Current Report on Form 8-K its interim financial statements as of and for the seven-month period ended January 31, 2007, including the review report of the Company’s independent accounting firm relating to such interim financial statements. The Company is filing this information in connection with its application for listing on the American Stock Exchange, which was filed on March 16, 2007.

Item 9.01  Financial Statements and Exhibits

(d) Exhibit index.

Exhibit No.	Description
99.1	Financial Statements as of and for the Seven-Month Period Ended January 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FP TECHNOLOGY, INC.

Date: April 11, 2007	By:	/s/ Stephen Peary

Chief Financial Officer